                          GREEN TREE FINANCIAL CORP.
                       NET INTEREST MARGIN TRUST 1994-B
                                 December 1996
                           PAYMENT January 17, 1997
              7.85% SECURITIZED NET INTEREST MARGIN CERTIFICATES

                                 CUSIP#393534AB8
                                 Trust Account #33-31958-0
                                 Distribution Date: January 17, 1997


SECURITIZED NET INTEREST MARGIN                                       PER $1,000
-------------------------------
CERTIFICATES                                                            ORIGINAL
------------                                                          ----------
1.   Amount Available                                  1,765,714.39

Interest

2.   Aggregate Interest                                  291,571.18   3.15553225

3.   Amount Applied to:
     (a) accrued but unpaid Interest

4.   Remaining:
     (a) accrued but unpaid Interest                     291,571.18

5.   Monthly Interest

Principal

6.   Current month's principal
     distribution                                      1,474,143.21  15.95393084

7.   Remaining outstanding principal
     balance                                          43,097,246.62  466.4204180
     Pool Factor                                          .46642042

8.   Present value of the projected
     remaining aggregate cashflows of
     the Finance I Assets and the
     Residual Assets, as of the immediately
     preceding Distribution Date                    66,671,832.63**

9.   Aggregate principal balance of
     loans refinanced by Green Tree
     Financial Corp.                                   1,590,727.26

10.  Weighted average CPR                                     9.82%

                          GREEN TREE FINANCIAL CORP.
                       NET INTEREST MARGIN TRUST 1994-B
                                 December 1996
                           PAYMENT January 17, 1997
              7.85% SECURITIZED NET INTEREST MARGIN CERTIFICATES
                                    Page 2

                                  CUSIP#393534AB8
                                  Trust Account #33-31958-0
                                  Distribution Date: January 17, 1997


11.           Weighted average CDR                  2.68%

12.           Annualized net loss percentage        1.23%

13.           Delinquency               30-59 day   1.24%
                                        60-89 day   0.39%
                                        90+ day     0.78%
                                        Total 30+   2.41%

First Trust N.A. Paying Agent/Bondholder Relations (612) 973-6700

**Present value of the projected remaining cashflows is based on estimated future performance of the underlying loans. These projections are subject to ongoing evaluation based upon a number of factors, including historical performance. As such, this projected value may change periodically, not only as a result of actual experience but also as a result of revisions made to the assumptions upon which such projections are based.

The assumptions utilized in projecting this value are in the process of being re-assessed at the time of publication of this report. The amount shown represents the present value of projected remaining cashflows based on assumptions similar to those used in the previous period.

GREEN TREE FINANCIAL CORP.
NET INTEREST MARGIN TRUST 1994-B
December, 1996
PAYMENT January 17, 1997

                                     Fee Assets
                    ----------------------------------------

                    Guarantee         Inside       Fee Asset
                        Fees           Refi          Total
                    ----------      ---------     ----------
GTFC 1994-1         628,893.88      29,453.44     658,347.32
GTFC 1994-2
GTFC 1994-3
GTFC 1994-4         ----------      ---------     ----------
                    628,893.88      29,453.44     658,347.32


Total amount of Guarantee Fees and Inside         658,347.32
Refinance Payments

Subordinated Servicing Fees                       225,760.07

Payment on Finance 1 Note                         884,107.39

Allocable to Interest (current)                   103,726.46

Allocable to accrued but unpaid Interest                 .00

Accrued and unpaid Trustee Fees                          .00

Allocable to Principal                            780,380.93

Finance 1 Note Principal Balance               15,075,893.90

                          GREEN TREE FINANCIAL CORP.
                       NET INTEREST MARGIN TRUST 1994-B
                                 December 1996
                           PAYMENT January 17, 1997


                                          Inside
                              Residual     Refi       Total
                             ----------  ---------  ----------
GTFC 1994-1                         .00        .00         .00
GTFC 1994-2                  303,879.85  32,204.52  336,084.37
GTFC 1994-3                  216,145.38  11,269.44  227,414.82
GTFC 1994-4                  278,087.08  40,020.73  318,107.81
                             ---------------------------------
                             798,112.31  83,494.69  881,607.00

Total Residual and Inside
Refinance Payments                                  881,607.00